UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) April 15, 2004

                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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         New York                 1-15286             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                                 (212) 816-6000
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           (Registrant's telephone number, including area code)

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Citigroup Global Markets Holdings Inc. for the three-month period ended March 31, 2004 and 2003 and provides certain additional financial information.

                CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                     March 31,
                                                          --------------------

                                                                2004      2003
                                                                ----      ----
Total stockholder's equity                                  $ 16,057  $ 13,705


                                                                     Three
                                                                  Months Ended
                                                                     March 31,
                                                             -----------------
                                                                2004      2003
                                                                ----      ----
Revenues:
   Commissions                                              $  1,197  $    823
   Asset management and administration fees                    1,005       798
   Investment banking					                                       882       827
   Principal transactions                                        310       621
   Other                                                          44        27
                                                              ------    ------
      Total non-interest revenues                              3,438     3,096
                                                              ------    ------
   Interest and dividends                                      2,194     2,032
   Interest expense                                            1,230     1,372
                                                              ------    ------
      Net interest and dividends                                 964       660
                                                              ------    ------
      Revenues, net of interest expense                        4,402     3,756
                                                              ------    ------
Non-interest expenses:
   Compensation and benefits                                   2,355     2,035
   Floor brokerage and other production                          191       158
   Communications                                                141       167
   Occupancy and equipment                                       137       136
   Professional services                                         128        80
   Advertising and market development                             76        60
   Other operating and administrative expenses                    81        82
                                                              ------    ------
      Total non-interest expenses                              3,109     2,718
                                                              ------    ------
Income before income taxes                                     1,293     1,038

Provision for income taxes                                       472       388
                                                              ------    ------
Net income                                                $      821  $    650
                                                             ======== ========

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 15, 2004                 CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                               By: /s/Cliff Verron
                                  ------------------------
                                        Cliff Verron
                                        Controller